                                         [JANUS LOGO]

                   Janus Aspen Series
                   Service Shares

                              PROSPECTUS
                              MAY 1, 2000
                              Growth Portfolio
                              Aggressive Growth Portfolio
                              Capital Appreciation Portfolio
                              Balanced Portfolio
                              International Growth Portfolio
                              Worldwide Growth Portfolio
                              Global Life Sciences Portfolio
                              Global Technology Portfolio

                   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    [JANUS LOGO]

                This prospectus describes eight mutual funds (the "Portfolios") with a variety of investment objectives, including growth of capital and a combination of growth and income. Each Portfolio of Janus Aspen Series currently offers two or three classes of shares. The Service Shares, (the "Shares"), are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, "variable insurance contracts"), as well as certain qualified retirement plans.

                Janus Aspen Series sells and redeems its Shares at net asset value without sales charges, commissions or redemption fees. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

                This prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolios.

                                                               Table of contents

                RISK/RETURN SUMMARY
                   Equity Portfolios........................................    2
                   Fees and expenses........................................    8
                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
                RISKS
                   Equity Portfolios........................................    9
                   General portfolio policies...............................   13
                   Risks....................................................   15
                MANAGEMENT OF THE PORTFOLIOS
                   Investment adviser.......................................   18
                   Management expenses and expense limits...................   18
                   Investment personnel.....................................   19
                OTHER INFORMATION...........................................   22
                DISTRIBUTIONS AND TAXES
                   Distributions............................................   24
                   Taxes....................................................   24
                SHAREHOLDER'S GUIDE
                   Pricing of portfolio shares..............................   25
                   Purchases................................................   25
                   Redemptions..............................................   25
                   Frequent trading.........................................   26
                   Shareholder communications...............................   26
                FINANCIAL HIGHLIGHTS........................................   27
                GLOSSARY
                   Glossary of investment terms.............................   28


                                                            Table of contents  1

Risk return summary

EQUITY PORTFOLIOS

          The Equity Portfolios are designed for long-term investors who seek growth of capital and who can tolerate the greater risks associated with common stock investments.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE EQUITY PORTFOLIOS?

--------------------------------------------------------------------------------

          DOMESTIC EQUITY PORTFOLIOS

          - GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          - AGGRESSIVE GROWTH PORTFOLIO AND CAPITAL APPRECIATION PORTFOLIO seek long-term growth of capital.

          - BALANCED PORTFOLIO seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

          GLOBAL/INTERNATIONAL EQUITY PORTFOLIOS

          - INTERNATIONAL GROWTH PORTFOLIO, GLOBAL LIFE SCIENCES PORTFOLIO AND GLOBAL TECHNOLOGY PORTFOLIO seek long-term growth of capital.

          - WORLDWIDE GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          The Portfolios' Trustees may change these objectives without a shareholder vote and the Portfolios will notify you of any changes that are material. If there is a material change to a Portfolio's objective or policies, you should consider whether that Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE EQUITY PORTFOLIOS?

          The portfolio managers apply a "bottom up" approach in choosing investments. In other words, they look for companies with earnings growth potential one at a time. If a portfolio manager is unable to find investments with earnings growth potential, a significant portion of a Portfolio's assets may be in cash or similar investments.

          GROWTH PORTFOLIO invests primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

          AGGRESSIVE GROWTH PORTFOLIO invests primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies.

          CAPITAL APPRECIATION PORTFOLIO invests primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

          BALANCED PORTFOLIO normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio will normally invest at least 25% of its assets in fixed-income securities.

          INTERNATIONAL GROWTH PORTFOLIO normally invests at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest

 2 Janus Aspen Series
          substantially all of its assets in issuers located outside the United States, it may invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries, or even a single country.

          WORLDWIDE GROWTH PORTFOLIO invests primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

          GLOBAL LIFE SCIENCES PORTFOLIO invests primarily in equity securities of U.S. and foreign companies selected for their growth potential. Normally, it invests at least 65% of its total assets in securities of companies that the portfolio manager believes have a life science orientation. Generally speaking, the "life sciences" relate to maintaining or improving quality of life. So, for example, companies with a "life science orientation" include companies engaged in research, development, production or distribution of products or services related to health and personal care, medicine or pharmaceuticals. As a fundamental policy, the Portfolio normally invests at least 25% of its total assets, in the aggregate, in the following industry groups: healthcare; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology.

          GLOBAL TECHNOLOGY PORTFOLIO invests primarily in equity securities of U.S. and foreign companies selected for their growth potential. Under normal circumstances, it invests at least 65% of its total assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE EQUITY PORTFOLIOS?

          The biggest risk of investing in these Portfolios is that their returns may vary, and you could lose money. If you are considering investing in any of the Equity Portfolios, remember that they are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

          The value of a Portfolio's holdings may decrease if the value of an individual company in the portfolio decreases. The value of a Portfolio's holdings could also decrease if the stock market goes down. If the value of a Portfolio's holdings decreases, that Portfolio's net asset value (NAV) will also decrease, which means if you sell your shares in a Portfolio you would get back less money.

          The income component of BALANCED PORTFOLIO includes fixed-income securities. A fundamental risk to the income component is that the value of these securities will fall if interest rates rise. Generally, the value of a fixed-income portfolio will decrease when interest rates rise, which means the Portfolio's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.

          GLOBAL LIFE SCIENCES PORTFOLIO concentrates its investments in related industry groups. Because of this, companies in its portfolio may share common characteristics and react similarly to market developments. For example, many companies with a life science orientation are highly regulated and may be dependent upon certain types of technology. As a result, changes in government funding or subsidies, new or anticipated legislative changes, or technological advances could affect the value of such companies and, therefore, the Portfolio's NAV. The Portfolio's returns may be more volatile than those of a less concentrated portfolio.

          Although GLOBAL TECHNOLOGY PORTFOLIO does not concentrate its investments in specific industries, it may invest in companies related in such a way that they react similarly to certain market pressures. For example, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in the portfolio. In addition, because

                                                          Risk return summary  3
          of the rapid pace of technological development, products or services developed by companies in the Portfolio's portfolio may become rapidly obsolete or have relatively short product cycles. As a result, the Portfolio's returns may be considerably more volatile than the returns of a fund that does not invest in similarly related companies.

          INTERNATIONAL GROWTH PORTFOLIO, WORLDWIDE GROWTH PORTFOLIO, GLOBAL LIFE SCIENCES PORTFOLIO AND GLOBAL TECHNOLOGY PORTFOLIO may have significant exposure to foreign markets. As a result, their returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.

          AGGRESSIVE GROWTH PORTFOLIO, CAPITAL APPRECIATION PORTFOLIO, GLOBAL LIFE SCIENCES PORTFOLIO AND GLOBAL TECHNOLOGY PORTFOLIO are nondiversified. In other words, they may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on a Portfolio's NAV and total return.

          An investment in these Portfolios is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          The following information provides some indication of the risks of investing in the Equity Portfolios by showing how each of the Equity Portfolios' performance has varied over time. The Portfolios' Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares of these Portfolios reflect the historical performance of a different class of shares (the Institutional Shares) prior to December 31, 1999, restated based on the Service Shares' estimated fees and expenses (ignoring any fee and expense limitations). The bar charts depict the change in performance from year-to-year during the period indicated but do not include charges and expenses attributable to any insurance product which would lower the performance illustrated. The Portfolios do not impose any sales or other charges that would affect total return computations. Total return figures include the effect of each Portfolio's expenses. The tables compare the average annual returns for the Service Shares of each Portfolio for the periods indicated to a broad-based securities market index.

 4 Janus Aspen Series

           GROWTH PORTFOLIO

           Annual returns for periods ended 12/31

                       2.71%    29.96%   18.14%    22.49%     35.59%      43.01%
                       1994      1995     1996      1997       1998        1999

           Best Quarter: 4th-1998 27.71%      Worst Quarter: 3rd-1998 (10.95%)

                          Average annual total return for periods ended 12/31/99
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Growth Portfolio                                          43.01%    29.53%         23.86%
                S&P 500 Index*                                            21.03%    28.54%         22.68%
                                                                      ----------------------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

           AGGRESSIVE GROWTH PORTFOLIO

           Annual returns for periods ended 12/31

                      16.33%    27.38%    7.72%    12.53%     34.19%     123.16%
                       1994      1995     1996      1997       1998        1999

           Best Quarter: 4th-1999 58.17%      Worst Quarter: 3rd-1998 (15.00%)

                          Average annual total return for periods ended 12/31/99
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                         1 year     5 years       (9/13/93)
                Aggressive Growth Portfolio                              123.16%    35.83%         33.98%
                S&P MidCap 400 Index*                                     14.72%    23.05%         18.08%
                                                                     ------------------------------------------

           * The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

                                                          Risk return summary  5

           CAPITAL APPRECIATION PORTFOLIO

           Annual returns for periods ended 12/31

                                                              57.91%      64.60%
                                                               1998        1999

           Best Quarter: 4th-1999 40.00%      Worst Quarter: 3rd-1998 (9.99%)

                          Average annual total return for periods ended 12/31/99
                          ------------------------------------------------------

                                                                                           Since Inception
                                                                                 1 year       (5/1/97)
                Capital Appreciation Portfolio                                   64.60%        56.39%
                S&P 500 Index*                                                   21.03%        27.40%
                                                                             ------------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

           BALANCED PORTFOLIO

           Annual returns for periods ended 12/31

                       0.84%    24.79%   16.18%    21.96%     34.03%      26.03%
                       1994      1995     1996      1997       1998        1999

           Best Quarter: 4th-1998 20.26%      Worst Quarter: 3rd-1998 (5.02%)

                          Average annual total return for periods ended 12/31/99
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Balanced Portfolio                                        26.03%    24.55%         20.51%
                S&P 500 Index*                                            21.03%    28.54%         22.68%
                Lehman Brothers Gov't/Corp Bond Index**                   (2.15%)    7.61%          5.40%
                                                                      -----------------------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

          ** Lehman Brothers Gov't/Corp Bond Index is composed of all bonds that are of investment grade with at least one year until maturity.

 6 Janus Aspen Series

           INTERNATIONAL GROWTH PORTFOLIO

           Annual returns for periods ended 12/31

                                23.15%   34.71%    18.36%     16.88%      79.52%
                                 1995     1996      1997       1998        1999

           Best Quarter: 4th-1999 56.24%      Worst Quarter: 3rd-1998 (17.76%)

                          Average annual total return for periods ended 12/31/99
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (5/2/94)
                International Growth Portfolio                            79.52%    33.17%         28.19%
                Morgan Stanley Capital International EAFE(R) Index*       26.96%    12.83%         11.22%
                                                                      ----------------------------------------

           * The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of 20 Developed Market countries in Europe, Australasia and the Far East.

           WORLDWIDE GROWTH PORTFOLIO

           Annual returns for periods ended 12/31

                         1.53%  27.29%   28.80%    21.91%     28.71%      63.49%
                         1994    1995     1996      1997       1998        1999

           Best Quarter: 4th-1999 41.62%      Worst Quarter: 3rd-1998 (17.00%)

                          Average annual total return for periods ended 12/31/99
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Worldwide Growth Portfolio                                63.49%    33.28%         29.35%
                Morgan Stanley Capital International World Index*         24.93%    19.76%         16.41%
                                                                      -----------------------------------------

           * The Morgan Stanley Capital International World Index is a market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in North America, Europe and the Asia/Pacific Region.

          Since Global Life Sciences Portfolio and Global Technology Portfolio did not commence operations until January 15, 2000, there is no performance available as of the date of this prospectus.

          The Equity Portfolios' past performance does not necessarily indicate how they will perform in the future.

                                                          Risk return summary  7

FEES AND EXPENSES

          SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. All Janus funds are no-load investments, so you will not pay any shareholder fees when you buy or sell shares of the Portfolios. However, each variable insurance contract involves fees and expenses not described in this prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

          ANNUAL FUND OPERATING EXPENSES are paid out of a Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example below shows, these costs are borne indirectly by all shareholders.

          This table and example are designed to assist participants in qualified plans that invest in the Shares of the Portfolios in understanding the fees and expenses that you may pay as an investor in the Shares. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT.

                                                          Distribution                Total Annual Fund
                                           Management       (12b-1)       Other         Operating
                                               Fee          Fees(1)      Expenses       Expenses(2)
    Growth Portfolio                          0.65%          0.25%        0.02%           0.92%
    Aggressive Growth Portfolio               0.65%          0.25%        0.02%           0.92%
    Capital Appreciation Portfolio            0.65%          0.25%        0.04%           0.94%
    Balanced Portfolio                        0.65%          0.25%        0.02%           0.92%
    International Growth Portfolio            0.65%          0.25%        0.11%           1.01%
    Worldwide Growth Portfolio                0.65%          0.25%        0.05%           0.95%
    Global Life Sciences Portfolio            0.65%          0.25%        0.19%           1.09%
    Global Technology Portfolio               0.65%          0.25%        0.13%           1.03%

--------------------------------------------------------------------------------
   (1) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National
       Association of Securities Dealers, Inc.

   (2) Expenses are based on the estimated expenses that the new Service
       Shares Class of each Portfolio expects to incur in its initial fiscal year. All expenses are shown without the effect of any expense offset arrangements.
--------------------------------------------------------------------------------

   EXAMPLE:
   This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Portfolios for the time periods indicated then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolios' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  1 Year     3 Years
                                                                  ------------------
    Growth Portfolio                                               $ 94      $  293
    Aggressive Growth Portfolio                                    $ 94      $  293
    Capital Appreciation Portfolio                                 $ 96      $  300
    Balanced Portfolio                                             $ 94      $  293
    International Growth Portfolio                                 $103      $  322
    Worldwide Growth Portfolio                                     $ 97      $  303
    Global Life Sciences Portfolio                                 $111      $  347
    Global Technology Portfolio                                    $105      $  328

 8 Janus Aspen Series

                                     Investment objectives, principal investment
                                                strategies and risks

          Each of the Portfolios has a similar investment objective and similar principal investment strategies to a Janus retail fund:

                  Growth Portfolio                                                 Janus Fund
                  Aggressive Growth Portfolio                           Janus Enterprise Fund
                  Capital Appreciation Portfolio                            Janus Twenty Fund
                  Balanced Portfolio                                      Janus Balanced Fund
                  International Growth Portfolio                          Janus Overseas Fund
                  Worldwide Growth Portfolio                             Janus Worldwide Fund
                  Global Life Sciences Portfolio              Janus Global Life Sciences Fund
                  Global Technology Portfolio                    Janus Global Technology Fund

          Although it is anticipated that each Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs and other factors may result in differences in investment performance. The expenses of each Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses.

EQUITY PORTFOLIOS

          This section takes a closer look at the investment objectives of each of the Equity Portfolios, their principal investment strategies and certain risks of investing in the Equity Portfolios. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus on pages 15-17 for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

DOMESTIC EQUITY PORTFOLIOS

          GROWTH PORTFOLIO
          Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

          AGGRESSIVE GROWTH PORTFOLIO
          Aggressive Growth Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the S&P MidCap 400 Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalization within the Index will vary, but as of December 31, 1999, they ranged from approximately $170 million to $37 billion.

             Investment objectives, principal investment strategies and risks  9

          CAPITAL APPRECIATION PORTFOLIO
          Capital Appreciation Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

          BALANCED PORTFOLIO
          Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. It pursues its objective by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. This Portfolio normally invests at least 25% of its assets in fixed-income securities.

GLOBAL/INTERNATIONAL EQUITY PORTFOLIOS

          INTERNATIONAL GROWTH PORTFOLIO
          International Growth Portfolio seeks long-term growth of capital. Normally, the Portfolio pursues its objective by investing at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

          WORLDWIDE GROWTH PORTFOLIO
          Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

          GLOBAL LIFE SCIENCES PORTFOLIO
          Global Life Sciences Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. Normally, it invests at least 65% of its total assets in securities of companies that the portfolio manager believes have a life science orientation. As a fundamental policy, the Portfolio normally invests at least 25% of its total assets, in the aggregate, in the following industry groups: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology.

          GLOBAL TECHNOLOGY PORTFOLIO
          Global Technology Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. Normally, it invests at least 65% of its total assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories:

          a. Companies that the portfolio manager believes have or will develop products, processes or services that will provide significant technological advancements or improvements; and

          b. Companies that the portfolio manager believes rely extensively on technology in connection with their operations or services.

 10 Janus Aspen Series

The following questions and answers are designed to help you better understand the Equity Portfolios' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

          Each of the Portfolios may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. In other words, they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. They make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Except for Balanced Portfolio, realization of income is not a significant consideration when choosing investments for the Portfolios. Income realized on the Portfolios' investments may be incidental to their objectives. In the case of Balanced Portfolio, a portfolio manager may consider dividend-paying characteristics to a greater degree in selecting common stock.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

          Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolios may invest and the Portfolios may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

          Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criteria for Aggressive Growth Portfolio. Although the other Equity Portfolios offered by this Prospectus do not emphasize companies of any particular size, Portfolios with a larger asset base are more likely to invest in larger, more established issuers.

4. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF BALANCED PORTFOLIO'S HOLDINGS?

          Balanced Portfolio shifts assets between the growth and income components of its holdings based on the portfolio manager's analysis of relevant market, financial and economic conditions. If the portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, the Portfolio will place a greater emphasis on the growth component.

5. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF BALANCED PORTFOLIO?

          The growth component of the Portfolio is expected to consist primarily of common stocks, but may also include warrants, preferred stocks or convertible securities selected primarily for their growth potential.

6. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF BALANCED PORTFOLIO'S HOLDINGS?

          The income component of Balanced Portfolio is expected to consist of securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of the Portfolio if they currently pay dividends or the portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

            Investment objectives, principal investment strategies and risks  11

7. WHAT DOES "LIFE SCIENCE ORIENTATION" MEAN IN RELATION TO GLOBAL LIFE SCIENCES PORTFOLIO?

          Generally speaking, the "life sciences" relate to maintaining or improving quality of life. So, for example, companies with a "life science orientation" include companies engaged in research, development, production or distribution of products or services related to health and personal care, medicine or pharmaceuticals. Life science oriented companies also include companies that the portfolio manager believes have growth potential primarily as a result of particular products, technology, patents or other market advantages in the life sciences. Life sciences encompass a variety of industries, including health care, nutrition, agriculture, medical diagnostics, nuclear and biochemical research and development and health care facilities ownership and operation.

8. HOW DOES GLOBAL TECHNOLOGY PORTFOLIO'S INDUSTRY POLICY DIFFER FROM THAT OF GLOBAL LIFE SCIENCES PORTFOLIO?

          Unlike Global Life Sciences Portfolio, Global Technology Portfolio will not concentrate its investments in any particular industry or group of related industries. As a result, its portfolio manager may have more flexibility to find companies that he believes will benefit from advances or improvements in technology in a number of industries. Nevertheless, the Portfolio may hold a significant portion of its assets in industries such as: aerospace/defense; biotechnology; computers; office/business equipment; semi-conductors; software; telecommunications; and telecommunications equipment.

 12 Janus Aspen Series

GENERAL PORTFOLIO POLICIES

          Unless otherwise stated, each of the following policies applies to all of the Portfolios. The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of the security. So, for example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

          CASH POSITION
          When a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Portfolios' cash or similar investments may increase. In other words, the Portfolios do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Portfolio's cash position to protect its assets or maintain liquidity. Partly because the portfolio managers act independently of each other, the cash positions of the Portfolios may vary significantly.

          When a Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

          OTHER TYPES OF INVESTMENTS
          The Equity Portfolios invest primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks, warrants and securities convertible into common or preferred stocks. The Equity Portfolios also invest in domestic and foreign equity securities with varying degrees of emphasis on income. The Portfolios may also invest to a lesser degree in other types of securities. These securities (which are described in the Glossary) may include:

          - debt securities

          - indexed/structured securities

          - high-yield/high-risk bonds (less than 35% of each Portfolio's assets)

          - options, futures, forwards, swaps and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

          ILLIQUID INVESTMENTS
          Each Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolios' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

          FOREIGN SECURITIES
          The Portfolios may invest without limit in foreign equity and debt securities. The Portfolios may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United

            Investment objectives, principal investment strategies and risks  13

          States. Other ways of investing in foreign securities include depositary receipts or shares, and passive foreign investment companies.

          SPECIAL SITUATIONS
          Each Portfolio may invest in special situations. A special situation arises when, in the opinion of a Portfolio's manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

          PORTFOLIO TURNOVER
          The Portfolios generally intend to purchase securities for long-term investment although, to a limited extent, a Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Changes are made in a Portfolio's holdings whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

          Global Technology Portfolio may invest in companies with relatively short product cycles, for example, 6 to 9 months. Consequently its portfolio turnover may be more frequent. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

 14 Janus Aspen Series

RISKS

          Because the Portfolios may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Portfolio's share price may also decrease. A Portfolio's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. A portfolio may not experience similar performance as its assets grow. Global Life Sciences Portfolio's and Global Technology Portfolio's performance may also be affected by industry risk.

The following questions and answers are designed to help you better understand some of the risks of investing in the Portfolios.

1. THE PORTFOLIOS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

          Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

2. HOW DOES THE NONDIVERSIFIED STATUS OF AGGRESSIVE GROWTH PORTFOLIO, GLOBAL LIFE SCIENCES PORTFOLIO, GLOBAL TECHNOLOGY PORTFOLIO AND CAPITAL APPRECIATION PORTFOLIO AFFECT THEIR RISK?

          Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A "nondiversified" portfolio has the ability to take larger positions in a smaller number of issuers. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified portfolio, its share price can be expected to fluctuate more than a comparable diversified portfolio. This fluctuation, if significant, may affect the performance of a Portfolio.

3. HOW COULD THE PORTFOLIOS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

          The Portfolios may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Portfolios' performance may depend on issues other than the performance of a particular company. These issues include:

          - CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

          - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and

            Investment objectives, principal investment strategies and risks 15 economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

          - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

          - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

          - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

          High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk, or the ability of the issuer to meet interest and principal payments, than investment grade debt bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.

5. HOW DO THE PORTFOLIOS TRY TO REDUCE RISK?

          The Portfolios may use futures, options, swaps and other derivative instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Portfolios. However, a Portfolio's performance could be worse than if the Portfolio had not used such instruments if a portfolio manager's judgement proves incorrect. Risks associated with the use of derivative instruments are described in the SAI.

6. WHAT IS "INDUSTRY RISK"?

          Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. In the life sciences, for example, many companies are subject to government regulation and approval of their products and services, which may affect their price or availability. In addition, the products and services offered by these companies may quickly become obsolete in the face of scientific or technological developments. The economic outlook of such companies may fluctuate dramatically due to changes in regulatory or competitive environments. In technology-related industries, competitive pressures may have a significant effect on the performance of companies in which Global Technology Portfolio may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing which may increase their volatility.

 16 Janus Aspen Series

          Global Life Sciences Portfolio invests in a concentrated portfolio, which may result in greater exposure to related industries. As a result, the Portfolio may be more volatile than a less concentrated portfolio. Although Global Technology Portfolio does not "concentrate" in a specific group of industries, it may, at times, have significant exposure to companies in a variety of technology-related industries.

            Investment objectives, principal investment strategies and risks  17

Management of the portfolios

INVESTMENT ADVISER

          Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Portfolios and is responsible for the day-to-day management of the investment portfolios and other business affairs of the Portfolios.

          Janus Capital began serving as investment adviser to Janus Fund in 1970 and currently serves as investment adviser to all of the Janus retail funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

          Janus Capital furnishes continuous advice and recommendations concerning each Portfolio's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolios and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are affiliated with Janus Capital.

          Participating insurance companies that purchase the Portfolios' Shares may perform certain administrative services relating to the Portfolios and Janus Capital or the Portfolios may pay those companies for such services.

MANAGEMENT EXPENSES AND EXPENSE LIMITS

          Each Portfolio pays Janus Capital a management fee which is calculated daily and paid monthly. The advisory agreement with each Portfolio spells out the management fee and other expenses that the Portfolios must pay. Each of the Portfolios is subject to the following management fee schedule (expressed as an annual rate). In addition, the Shares of each Portfolio incur expenses not assumed by Janus Capital, including the distribution fee, transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses.

                                                          Average Daily
                                                           Net Assets         Annual Rate      Expense Limit
     Fee Schedule                                         of Portfolio       Percentage (%)    Percentage (%)
---------------------------------------------------------------------------------------------------------------
     Growth Portfolio                                    All Asset Levels         0.65               N/A
     Aggressive Growth Portfolio
     Capital Appreciation Portfolio
     Balanced Portfolio
     International Growth Portfolio
     Worldwide Growth Portfolio
---------------------------------------------------------------------------------------------------------------
     Global Life Sciences Portfolio                      All Asset Levels         0.65              1.25(1)
     Global Technology Portfolio
---------------------------------------------------------------------------------------------------------------

(1) Janus Capital has agreed to limit the Portfolios' expenses as indicated until at least the next annual renewal of the advisory agreements. The distribution fee described on page 22 is not included in the expense limit. As noted in the fee table on page 8, however, the Portfolios' expenses without waivers are not expected to exceed the expense limit.

          For the fiscal year ended December 31, 1999, each Portfolio paid Janus Capital the following management fees based upon each Portfolio's average net assets: 0.67% for Growth Portfolio, 0.68% for Aggressive Growth Portfolio, 0.75% for Capital Appreciation Portfolio, 0.67% for Balanced Portfolio, 0.73% for International Growth Portfolio and 0.66% for Worldwide Growth Portfolio. These rates were based on a higher fee rate that was previously in effect for certain of these Portfolios.

 18 Janus Aspen Series

INVESTMENT PERSONNEL

PORTFOLIO MANAGERS

LAURENCE J. CHANG
--------------------------------------------------------------------------------
            is Executive Vice President and co-manager of International
            Growth Portfolio and Worldwide Growth Portfolio which he has co-managed since May 1998 and December 1999, respectively. He has also co-managed Janus Overseas Fund and Janus Worldwide Fund since April 1998 and September 1999, respectively. He served as assistant portfolio manager for these funds since 1996. Mr. Chang joined Janus Capital in 1993 as a research analyst. He received an undergraduate degree with honors in Religion with a concentration in Philosophy from Dartmouth College and a Masters Degree in Political Science from Stanford University. He has earned the right to use the Chartered Financial Analyst designation.

JAMES P. GOFF
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Aggressive Growth Portfolio, which he has managed since inception. Mr. Goff joined Janus Capital in 1988 and has managed Janus Enterprise
            Fund since its inception. Mr. Goff co-managed or managed Janus Venture Fund from December 1993 to February 1997. He holds a Bachelor of Arts in Economics from Yale University and he has earned the right to use the Chartered Financial Analyst designation.

HELEN YOUNG HAYES
--------------------------------------------------------------------------------
            is Executive Vice President and co-manager of International
            Growth Portfolio and Worldwide Growth Portfolio, which she has managed or co-managed since inception. Ms. Hayes joined Janus Capital in 1987 and has managed or co-managed Janus Worldwide
            Fund and Janus Overseas Fund since their inceptions. She holds a Bachelor of Arts in Economics from Yale University and she has earned the right to use the Chartered Financial Analyst designation.

C. MIKE LU
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Global Technology Portfolio and Janus Global Technology Fund, which he has managed since inception. He joined Janus Capital in 1991 as a research analyst and has consistently focused on companies in the technology industry. Mr. Lu has a Bachelor of Arts in History and a Bachelor of Arts in Economics from Yale University. Mr. Lu has earned the right to use the Chartered Financial Analyst designation.

THOMAS R. MALLEY
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Global Life Sciences Portfolio and Janus Global Life Sciences Fund, which he has managed since inception. He joined Janus Capital in 1991 as a research analyst and has focused on companies in the health care, pharmaceutical and biotechnology industries. Mr. Malley has a Bachelor of Science in Biology from Stanford University and has earned the right to use the Chartered Financial Analyst designation.

                                                Management of the portfolios  19

KAREN L. REIDY
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Balanced Portfolio and Equity Income Portfolio as of January 2000, and an assistant portfolio manager of Growth Portfolio since 1998. She also manages Janus Balanced Fund and Janus Equity Income Fund as of January 2000. She is also assistant portfolio manager of Janus Fund. Prior to joining Janus Capital in 1995, she worked for Price Waterhouse as a manager in both the Mergers and Acquisitions and Audit business units. In this capacity, Ms.
            Reidy performed due diligence work for corporate clients and oversaw audit engagements. She received an undergraduate degree in Accounting from the University of Colorado in 1989 and passed the CPA exam in 1992. She has earned the right to use the Chartered Financial Analyst designation.

BLAINE P. ROLLINS
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Growth Portfolio as of January 2000. He previously managed Balanced Portfolio from May 1996 to December 1999 and Equity Income
            Portfolio from its inception to December 1999. Mr. Rollins joined Janus Capital in 1990 and has managed Janus Fund since January
            2000, Janus Balanced Fund from January 1996 until December 1999 and Janus Equity Income Fund from inception until December 1999.
            He was an assistant portfolio manager of Janus Fund from January 1994 until December 1999. He gained experience as a fixed-income trader and equity research analyst prior to managing Balanced Portfolio. He holds a Bachelor of Science in Finance from the University of Colorado and he has earned the right to use the Chartered Financial Analyst designation.

SCOTT W. SCHOELZEL
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Capital Appreciation Portfolio, which he has managed since its inception.
            He is portfolio manager of Janus Twenty Fund, which he has managed since August 1997. He previously managed Janus Olympus
            Fund from its inception to August 1997. Mr. Schoelzel joined
            Janus Capital in January 1994. He holds a Bachelor of Arts in Business from Colorado College.

 20 Janus Aspen Series

ASSISTANT PORTFOLIO MANAGERS

MATTHEW A. ANKRUM
--------------------------------------------------------------------------------
            is an assistant portfolio manager of Aggressive Growth Portfolio.
            He is also assistant portfolio manager of Janus Enterprise Fund.
            Mr. Ankrum joined Janus Capital as an intern in June 1996, and became an equity research analyst in August 1997. Prior to joining Janus, Mr. Ankrum worked as a corporate finance analyst at William Blair and Company from 1993 through 1995. He was also a fixed-income research analyst at Conseco Capital Management.
            Mr. Ankrum has an undergraduate degree in Business Administration from the University of Wisconsin and a Master of Business Administration from the University of Chicago. Mr. Ankrum has earned the right to use the Chartered Financial Analyst designation.

DAVID C. DECKER
--------------------------------------------------------------------------------
            is an assistant portfolio manager of Growth Portfolio. He is also an assistant portfolio manager of Janus Fund. He is Executive
            Vice President and portfolio manager of Strategic Value
            Portfolio, Janus Strategic Value Fund and Janus Special
            Situations Fund, each of which he has managed since its inception. He obtained a Masters of Business Administration in Finance from the Fuqua School of Business at Duke University and a Bachelor of Arts in Economics and Political Science from Tufts University. Mr. Decker has earned the right to use the Chartered Financial Analyst designation.

RON SACHS
--------------------------------------------------------------------------------
            is an assistant portfolio manager of Aggressive Growth Portfolio. Mr. Sachs joined Janus Capital in 1996 as a research analyst.
            Prior to coming to Janus, he worked as a consultant for Bain & Company and as an attorney for Willkie, Farr & Gallagher. Mr.
            Sachs graduated from Princeton cum laude with an undergraduate degree in economics. He obtained his law degree from the University of Michigan. Mr. Sachs has earned the right to use the Chartered Financial Analyst designation.

JOHN H. SCHREIBER
--------------------------------------------------------------------------------
            is an assistant portfolio manager of Growth Portfolio. Mr.
            Schreiber joined Janus Capital in 1997 as an equity research analyst. Prior to coming to Janus he was an equity analyst with Fidelity Investments. Mr. Schreiber holds a Bachelor of Science degree in mechanical engineering from the University of Washington and an MBA from Harvard University.

                                                Management of the portfolios  21

Other information

          CLASSES OF SHARES

          Each Portfolio currently offers two or three classes of shares, one of which, the Service Shares, are offered pursuant to this prospectus. The Shares offered by this prospectus are available only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. Institutional Shares of each Portfolio are available only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans. Retirement Shares of certain Portfolios are offered only to qualified plans using plan service providers that are compensated for providing distribution and/or record keeping and other administrative services provided to plan participants. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about either the Institutional Shares or the Retirement Shares, please call 1-800-525-0020.

          During the third quarter of 2000, the Retirement Shares shareholders will be asked to approve the spin-off of the Retirement Shares into a separate Delaware business trust, Janus Adviser Series. In connection with this spin-off, each Portfolio will distribute all of its ordinary income and capital gain income earned through the date of the spin-off. The distributions will be made for all classes, including Service Shares. It is anticipated that the spin-off and distributions will occur during the third quarter of 2000.

          DISTRIBUTION FEE

          Under a distribution and service plan adopted in accordance with Rule 12b-1 under the 1940 Act, the Shares may pay Janus Distributors, Inc., the Trust's distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares of a Portfolio. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and shareholder servicing performed by such entities. Because 12b-1 fees are paid out of the Service Shares' assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

          CONFLICTS OF INTEREST

          The Trust's shares are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Although the Portfolios do not currently anticipate any disadvantages to owners of variable insurance contracts because each Portfolio offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in order to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict occurs, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in one or more Portfolios or substitute Shares of another Portfolio. If this occurs, a Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Trustees may refuse to sell Shares of any Portfolio to any separate account or qualified plan or may suspend or terminate the offering of a Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders. It is possible that a qualified plan investing in the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Shares. Janus Capital intends to monitor such qualified plans and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

 22 Janus Aspen Series

          DISTRIBUTION OF EACH PORTFOLIO

          Each Portfolio is distributed by Janus Distributors, Inc., a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                           Other information  23

Distributions and taxes

DISTRIBUTIONS

          To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute net income and any net gains realized on its investments annually. A Portfolio's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

          Each class of each Portfolio distributes substantially all of its investment income at least semi-annually and its net realized gains, if any, at least annually. All dividends and capital gains distributions from Shares of a Portfolio will automatically be reinvested into additional Shares of that Portfolio.

          HOW DISTRIBUTIONS AFFECT NAV

          Distributions are paid to shareholders as of the record date of the distribution of a Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in the daily NAV of a Portfolio's Shares. The Share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Shares of Growth Portfolio declared a dividend in the amount of $0.25 per share. If the price of Growth Portfolio's Shares was $10.00 on December 30, the share price on December 31 would be $9.75, barring market fluctuations.

TAXES

          TAXES ON DISTRIBUTIONS

          Because Shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by the Shares of a Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts or plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

          TAXATION OF THE PORTFOLIOS

          Dividends, interest and some gains received by the Portfolios on foreign securities may be subject to tax withholding or other foreign taxes. The Portfolios may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios which will reduce their investment income.

          The Portfolios do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. In addition, because a class of shares of each Portfolio are sold in connection with variable insurance contracts, each Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

 24 Janus Aspen Series

                                                             Shareholder's guide

          INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE PORTFOLIOS DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH VARIABLE INSURANCE CONTRACTS OFFERED BY THE SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES OR THROUGH QUALIFIED RETIREMENT PLANS. CERTAIN PORTFOLIOS MAY NOT BE AVAILABLE IN CONNECTION WITH A PARTICULAR CONTRACT AND CERTAIN CONTRACTS MAY LIMIT ALLOCATIONS AMONG THE PORTFOLIOS. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.

PRICING OF PORTFOLIO SHARES

          Investments will be processed at the NAV next determined after an order is received and accepted by a Portfolio or its agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the New York Stock Exchange any day that the NYSE is open. Securities of the Portfolios are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. See the SAI for more detailed information.

          To the extent a Portfolio holds securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares, the NAV of a Portfolio's shares may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

PURCHASES

          Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf.

          The Portfolios do not permit frequent trading or market timing. Excessive purchases of Portfolio Shares disrupt portfolio management and drive Portfolio expenses higher. Each Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Janus Capital's opinion, they are of a size that would disrupt the management of a Portfolio. Although there is no present intention to do so, the Portfolios may discontinue sales of their shares if management and the Trustees believe that continued sales may adversely affect a Portfolio's ability to achieve its investment objective. If sales of a Portfolio's Shares are discontinued, it is expected that existing participants invested in that Portfolio would be permitted to continue to authorize investment in that Portfolio and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances. The Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.

REDEMPTIONS

          Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

                                                         Shareholder's guide  25

          Shares of any Portfolio may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Portfolio or its agent. Redemption proceeds will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

FREQUENT TRADING

          Frequent trading of Portfolio shares in response in short-term fluctuations in the market -- also known as "market timing" -- may make it very difficult to manage a Portfolio's investments. The Portfolios do not permit frequent trading or market timing. When market timing occurs, a Portfolio may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, which may harm a Portfolio's performance. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because the portfolio manager cannot predict how much cash a Portfolio will have to invest. When in Janus Capital's opinion such activity would have a disruptive effect on portfolio management, a Portfolio reserves the right to refuse purchase orders and exchanges into a Portfolio by any person, group or commonly controlled account. A Portfolio may notify a market timer of rejection of a purchase or exchange order after the day the order is placed. If a Portfolio allows a market timer to trade Portfolio shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.

SHAREHOLDER COMMUNICATIONS

          Shareholders will receive annual and semiannual reports including the financial statements of the Shares of the Portfolios that they have authorized for investment. Each report will show the investments owned by each Portfolio and the market values thereof, as well as other information about the Portfolios and their operations. The Trust's fiscal year ends December 31.

 26 Janus Aspen Series

                                                            Financial highlights

          No Financial Highlights are presented for the Service Shares because the Shares did not commence operations until December 31, 1999.

                                                        Financial highlights  27

Glossary of investment terms

          This glossary provides a more detailed description of some of the types of securities and other instruments in which the Portfolios may invest. The Portfolios may invest in these instruments to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus. Please refer to the SAI for a more detailed discussion of certain instruments.

I. EQUITY AND DEBT SECURITIES

          BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

          COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolios may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

          COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

          CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

          DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

          DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

          FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time, and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

          HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

          MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

          PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the

 28 Janus Aspen Series

          Portfolios must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections could require that the Portfolios recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

          PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

          PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

          REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

          REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

          RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

          STANDBY COMMITMENTS are obligations purchased by a Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

          STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

          STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

          TENDER OPTION BONDS are generally long-term securities that are coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

          U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

                                                Glossary of investment terms  29

          VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

          WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

          WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

          ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

          FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolios may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

          FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolios may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. The Portfolios may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

          INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

          INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

          INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset

 30 Janus Aspen Series
          mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

          OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolios may purchase and write put and call options on securities, securities indices and foreign currencies.

                                                Glossary of investment terms  31
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[JANUS LOGO]

        1-800-525-0020
        100 Fillmore Street
        Denver, Colorado 80206-4928
        janus.com

You can request other information, including a Statement of Additional Information, free of charge, by contacting your plan sponsor or visiting our Web site at janus.com. Other information is also available from financial intermediaries that sell Shares of the Portfolios.

The Statement of Additional Information provides detailed information about the Portfolios and is incorporated into this Prospectus by reference. You may review and copy information about the Portfolios (including the Portfolios' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). You may also obtain reports and other information about the Portfolios from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's Web site at http://www.sec.gov.

                    Investment Company Act File No. 811-7736